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                                                                 Exhibit 10.3.3

                         AMENDMENT TO AND RESTATEMENT OF
                                CREDIT AGREEMENT

         THIS AMENDMENT TO AND RESTATEMENT OF CREDIT AGREEMENT (the "Amendment") is entered into as of the 1st day of October, 2000, by and among
(i) GOLF TRUST OF AMERICA, L.P., a limited partnership organized under the laws of Delaware (the "Borrower"), (ii) the Guarantors referred to in this Amendment, (iii) BANK OF AMERICA, N.A. (formerly, NationsBank, N.A.) as the sole lender (the "Lender") and (iv) BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent (the "Administrative Agent").

                              STATEMENT OF PURPOSE

         The Borrower, the Guarantors, the Lender and the Administrative
Agent are parties to a certain Credit Agreement dated as of March 31, 1999, as amended pursuant to that certain Amendment To and Restatement of Credit Agreement dated as of March ___, 2000 (as so amended, the "Credit
Agreement"), pursuant to which the Lender has made certain Loans to the Borrower. The Borrower, the Lender and the Administrative Agent have agreed to amend the Credit Agreement upon the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. REDUCTION OF AGGREGATE COMMITMENT. Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to "Twenty-five Million Dollars ($25,000,000)" from the definition of "Aggregate Commitment" and inserting in lieu thereof "Ten Million Dollars ($10,000,000)."

         SECTION 2. EXTENSION OF TERMINATION DATE. Section 2.6 of the Credit Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof the following:

                  TERMINATION OF CREDIT FACILITY. The Credit Facility shall terminate upon the earlier of (a) March 31, 2001, (b) the date on which the indebtedness of the Borrower to the Lenders under the Amended and Restated Credit Agreement is $190,000,000 or less; (c) the date of termination by the Borrower pursuant to Section 2.5(a) hereof; and (d) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 11.2(a).

         SECTION 3. AMENDMENT OF SCHEDULE 1. Schedule 1 of the Credit Agreement is hereby amended to provide that from and after the date hereof the "Commitment" shall be $10,000,000.

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         SECTION 4.        REPRESENTATIONS AND WARRANTIES. To induce the
Lender and the Administrative Agent to execute this Amendment, each of the Credit Parties hereby confirms that each representation and warranty made by it under the Loan Documents is true and correct in all material respects as of the date hereof and that no Default or Event of Default exists under the Credit Agreement. Each Credit Party hereby represents and warrants that as of the date hereof, there are no claims or offsets against or defenses or counterclaims to its obligations under the Credit Agreement or any other Loan Document.

         SECTION 5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon completion of the following conditions to the satisfaction of the Administrative Agent:

         (i) receipt by the Administrative Agent of an originally executed copy of this Amendment;

         (ii) receipt by the Administrative Agent of an originally executed Note evidencing the obligation of the Borrower to repay the Credit Facility in the amount of up to $10,000,000; and

         (iii) receipt by the Administrative Agent of any other document or instrument reasonably requested by it in connection with the execution of this Amendment.

         SECTION 6. CONDITIONS TO FURTHER LOANS. The obligation of the Lenders to make any additional Loans under the Credit Facility is subject to compliance by the Borrower with Section 5.3 and the approval by the Lenders of the form and substance of the plan to be developed by GTA and approved by the shareholders of GTA implementing the decision of the Board of Directors of GTA to either sell GTA or execute an orderly disposition of the assets of GTA.

         SECTION 7. RESTATEMENT; LIMITED AMENDMENT. Except as expressly amended herein, the Credit Agreement (including, without limitation, the guaranties contained therein) and each other Loan Document shall continue to be, and shall remain, in full force and effect and each provision of the Credit Agreement not expressly amended hereby is incorporated herein by reference as if expressly restated herein in its entirety. This Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or (ii) to prejudice any other right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

         SECTION 8. REFERENCES TO THE CREDIT AGREEMENT. Upon the execution and effectiveness of this Amendment, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended and restated by this Amendment, and as further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplements or modification agreements entered into pursuant to the applicable provisions of the Credit Agreement.

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         SECTION 9.        COUNTERPARTS. This Amendment may be executed by
one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 10. DEFINITIONS. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

         SECTION 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

[CORPORATE SEAL]               GOLF TRUST OF AMERICA, L.P., a Delaware
                               limited partnership

                               By: GTA, GP, Inc., a Maryland corporation, its general partner


                               By:   /s/      W. Bradley Blair
                                     ----------------------------------------
                                     Name:    W. Bradley Blair
                                     Title:   President and CEO


[CORPORATE SEAL]               GOLF TRUST OF AMERICA, INC., a Maryland
                               corporation


                               By:   /s/      W. Bradley Blair
                                     ----------------------------------------
                                     Name:    W. Bradley Blair
                                     Title:   President and CEO

[CORPORATE SEAL]               GTA GP, INC., a Maryland corporation


                               By:   /s/      W. Bradley Blair
                                     ----------------------------------------
                                     Name:    W. Bradley Blair
                                     Title:   President and CEO



[CORPORATE SEAL]               GTA LP, INC., a Maryland corporation

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                               By:   /s/      W. Bradley Blair
                                     ----------------------------------------
                                     Name:    W. Bradley Blair
                                     Title:   President and CEO



                               SANDPIPER-GOLF TRUST, LLC
                               By:      Golf Trust of America, L.P.,
                                        Its Sole Member

                               By:      G.T.A., GP, INC.,
                                        Its General Partner


                               By:   /s/      W. Bradley Blair
                                     ----------------------------------------
                                     Name:    W. Bradley Blair
                                     Title:   President and CEO




                               BANK OF AMERICA, N.A., as Administrative
                               Agent and Lender


                               By:   /s/      Dale Zeglin
                                     ----------------------------------------
                                     Name:    Dale Zeglin
                                     Title:   Senior Vice President